EXHIBIT 10.6

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR ANY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W - 003                                  Warrant to Purchase up to 2,000,000
                                                          Shares of Common Stock
Date:  July 10, 2000                                     (subject to adjustment)


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                              AVATAR SYSTEMS, INC.

                            Void after July 10, 2005

         This certifies that, for value received, Merchants Capital Holdings, Ltd. ("MCH"), or registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from Avatar Systems, Inc. (the "Company"), a Texas corporation, 2,000,000 shares of Common Stock (or such other number of shares of Common Stock as may be determined in accordance with Section 2 hereof), $1.00 par value, of the Company (the "Common Stock"), as constituted on the date hereof (the "Original Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, which is one of a series of warrants issued for the Common Stock of the Company, and any warrants delivered in substitution or exchange therefor as provided herein.

         This Warrant is issued in connection with the transactions described in the Stock Purchase Agreement between Company and Cybertec Holdings, Plc ("Cybertec"), dated as of July 10, 2000 (the "Purchase Agreement") and the Consulting Agreement between the Company, MCH and First Merchant Capital Limited (the "Consulting Agreement"). Unless otherwise defined herein, capitalized terms shall have the same meaning as in the Purchase Agreement. Pursuant to the Purchase Agreement and Consulting Agreement, the Holder of this Warrant was issued this warrant to purchase 2,000,000 shares of the Company's Common Stock. The Holder of this Warrant is subject to certain restrictions set forth in the Shareholders' Agreement dated July 10, 2000 between the Company, Cybertec, Merchants Capital Holdings, Ltd., Stephen A. Komlosy, Robert C. Shreve, Jr., Tim Allen and Gregg Allen (the "Shareholders' Agreement"), and the Purchase Agreement, and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. This Warrant is one of the Warrants referred to as the "Warrants" in the Purchase Agreement.

Warrant To Purchase Common Stock - Page 1

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term ("Term") commencing at 9:00 a.m., Dallas, Texas time, on the date hereof and ending at 5:00 p.m., Dallas, Texas time, on July 10, 2005, and shall be void thereafter. Robert C. Shreve, Jr., Tim Allen and Gregg Allen, directors and shareholders of the Company, have provided their personal guarantee of certain indebtedness of the Company owed to Bank One, N.A., Dallas, Texas. This Warrant shall not be exercisable in whole or in part until all such personal guarantees shall have been released by Bank One, N.A., Dallas, Texas or such indebtedness subject to the personal guarantees shall have been fully paid.

         2. Exercise Price and Number of Shares. The Exercise Price at which this Warrant may be exercised shall be $1.00 per share of Common Stock. The Exercise Price is subject to adjustment from time to time pursuant to Section 11 hereof.

         3. Exercise of Warrant.

                  (a) Manner of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in
         Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), in an amount equal to the purchase price of the shares to be purchased. This Warrant may not be exercised in whole or in part without compliance with all applicable federal and state securities laws by the Holder (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company.)

                  (b) Time of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within 10 days thereafter, the Company at its expense, will issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense, shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

                  (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined herein) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

Warrant To Purchase Common Stock - Page 2

                                    Y (A-B)
                                    -------
                           X =          A

                               X = the number of shares of Common Stock to be issued to the Holder

                               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares subject to the Warrant being exercised (at the date of such calculation)

                               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                               B = Exercise Price (as adjusted to the date of such calculation)

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an affidavit of loss and indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

Warrant To Purchase Common Stock - Page 3

         7. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                  (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation (the "Articles") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

Warrant To Purchase Common Stock - Page 4

         9. Notices of Certain Events.

                  (a) In case:

                           (i) the Company shall take a record of the holders of
                  its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                           (ii) of any capital  reorganization  of the  Company,
                  any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                           (iii) of any voluntary  dissolution,  liquidation  or
                  winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be given at least 15 days prior to the date therein specified.

                  (b) All such notices, advices and communications shall be deemed to have been received (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or deliver charges prepaid. Notices, advices and communications may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed.

         10. Amendments and Waivers.

                  (a) Manner of Amendment. Any term of this Warrant may be amended or waived upon the written consent of the Company, Cybertec and the Holder and further provided that the number of shares of Common Stock subject to the Warrant and the Exercise Price may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of Cybertec and the Holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of
         Section 11 of this Warrant shall not be considered an amendment of the number of shares subject to the Warrant or the Exercise Price).

Warrant To Purchase Common Stock - Page 5

                 (b) No Continuing Waiver. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, further or continuing waiver of any such term, condition or provision.

         11.   Adjustments.   The  Exercise  Price  and  the  number  of  shares
purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, this Warrant shall thereafter represent the right to acquire the number of shares of stock or other securities which the Holder of this Warrant would have owned immediately after the consummation of such reorganization, merger, consolidation, sale or transfer, if the Holder of this Warrant had exercised this Warrant immediately before the effective date of the reorganization, merger, consolidation, sale or transfer.

                  (b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

                  (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) Adjustments for Dividends in Stock or Other Securities. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

Warrant To Purchase Common Stock - Page 6

                  (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

                  (f) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 11, this Warrant shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                           X =      Y x  A
                                         -
                                         B

                               X = the adjusted number of shares of Common Stock issuable upon exercise of the Warrant by payment of the adjusted Exercise Price.

                               Y = the number of shares of Common Stock previously issuable upon the exercise of the Warrant by payment of the Exercise Price prior to adjustment.

                               A =  the Exercise Price prior to adjustment.

                               B =  the adjusted Exercise Price.

         12. Governing Law. This Warrant shall be governed by and construed under the laws of the State of Texas without giving effect to conflict of law principles. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court of competent jurisdiction in the State of Texas, and each party waives any objection which such party may now or hereafter have to the laying of the venue in the County of Dallas of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court.

Warrant To Purchase Common Stock - Page 7

         13. Definitions.

                  (a) "Affiliate" shall mean with respect to a Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person.

                  (b) "Fair Market Value" means (i) if the Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") the fair value of the Common Stock determined jointly by the Company and the Holders of the Warrants; provided that if such parties are unable to reach agreement within twenty (20) Business Days, such fair value shall be determined by an independent qualified appraiser selected by the Holders (subject to the approval of the Company, such approval not to be withheld or delayed unreasonably by the Company); the determination of such fair value by the appraiser shall be final and binding on the Company and the Holders of the Warrants, and the fees and expenses of such appraiser shall be divided evenly between the Holders on the one hand and the Company on the other hand, and shall be without regard to any discounts for minority ownership or for lack of liquidity or marketability; (ii) if the Common Stock is registered under the Exchange Act, the average of the daily market prices for each business day during the period commencing 30 business days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily market prices for all of the business days before such date for which daily market prices are available. If the market price is not determinable for at least 15 business days in such period, the Fair Market Value of the security shall be determined as if the security was not registered under the Exchange Act.

                  (c) "Person"  includes without  limitation any natural person, joint venture, corporation, partnership, limited liability company, trust, estate, association, government or governmental entity (including, but not limited to, any subdivision, branch or agency thereof) or any other entity.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date first above written, intending to be legally bound hereby.

                                       AVATAR SYSTEMS, INC.


                                       By:     /s/ Robert C. Shreve, Jr.
                                          --------------------------------------
                                          Robert C. Shreve, Jr., President



Warrant To Purchase Common Stock - Page 8

                               NOTICE OF EXERCISE


To:      AVATAR SYSTEMS, INC.


         The undersigned hereby elects to purchase shares of Common Stock of Avatar Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                         ---------------------------------------
                                         (Name)


                                         ---------------------------------------
                                         (Name)


         Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                         ---------------------------------------
                                         (Name)


                                         ---------------------------------------
                                         (Name)



---------------------------------------
(Date)

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

           Name of Assignee              Address              No. of Shares
           ----------------              -------              -------------







         and does hereby irrevocably constitute and appoint Attorney_____________________ _____________________________ to make such transfer on the books of Avatar Systems, Inc. maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


                                         ---------------------------------------
                                         Signature of Holder


Dated
      ---------------------------------------